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                                                                   EXHIBIT 10(b)

                                 PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (the "Pledge Agreement") is executed as of October __, 2000 by PENDARIES PETROLEUM LTD., a New Brunswick corporation ("Debtor"), whose address is 8 Greenway Plaza, Suite 910, Houston, Texas 77046, and ULTRA RESOURCES, INC., a Wyoming corporation ("Secured Party") whose address is 16801 Greenspoint Park, Suite 370, Houston, Texas 77060.

     WHEREAS, Debtor, Sino-American Energy Corporation, a Texas corporation ("Borrower") and Secured Party have entered into a Credit Agreement dated of even date herewith (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement");

     WHEREAS, the Credit Agreement requires Debtor to grant in favor of Secured Party first priority liens in, to, and on any and all capital stock of Borrower; and

     WHEREAS, this Pledge Agreement is integral to the transactions contemplated by the Loan Documents, and the execution and delivery hereof is a condition precedent to Secured Party's oligations to extend credit under the Loan Documents.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

     1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Secured Party is obligated to lend under the Credit Agreement and thereafter until the Obligations are paid and performed in full.

     2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either the Credit Agreement or the UCC is used in this Pledge Agreement with the same meaning; provided that
(a) if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and (b) if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail.
As used herein, the following terms have the meanings indicated:

          Debtor Relief Laws means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar laws from time to time in effect affecting the Rights of creditors generally.

          Collateral has the meaning set forth in Paragraph 4 hereof.

          Obligations means, collectively, (a) the "Obligations" as defined in the Credit Agreement and (b) all indebtedness, liabilities, and obligations of Debtor arising under this Pledge Agreement or any
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     Guaranty assuring payment of the Obligations; it being the intention and contemplation of Borrower, Debtor and Secured Party that future advances will be made by Secured Party to Borrower for a variety of purposes, that Debtor may guarantee (or otherwise become directly or contingently obligated with respect to) the obligations of Borrower to Secured Party, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligations secured hereby. The Obligations shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owed by Borrower and/or Debtor to Secured Party arising under the Loan Documents.

          Obligor means any Person obligated with respect to any of the Collateral, whether as an obligor on an instrument, issuer of securities, or otherwise.

          Pledged Securities means, collectively, the Pledged Shares and any other Collateral constituting securities;

          Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3 hereof.

          Rights means rights, remedies, powers, privileges, and benefits.

          UCC means the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended at the time in question.

     3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligations when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor's Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Pledge Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

     4. COLLATERAL. As used herein, the term "Collateral" means the following items and types of property:

          (a) All present and future issued and outstanding shares of capital stock or other equity interests or investment securities of Borrower now owned or hereafter acquired by Debtor, together with all distributions thereon, all cash and noncash proceeds thereof, and any securities or other equity interests issued in substitution or replacement thereof (collectively, the "Pledged Shares").

          (b) All present and future increases, profits, combinations, reclassifications, and substitutes and replacements for, all or part of the Collateral heretofore described.

     5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

          (a)  Credit Agreement.  Certain representations and warranties in the
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     Credit Agreement are applicable to it or its assets or operations, and each such representation and warranty is true and correct.

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          (b)  Binding Obligation. This Pledge Agreement creates a legal, valid,
               ------------------
     and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements (the term "Financing Statements" shall include the Canadian equivalent thereof), once those Financing Statements have been properly filed in the jurisdictions described on Annex A hereto, the Security Interest in that Collateral will be fully perfected. Once perfected and, in the case of investment property or instruments, upon possession or "control" (within the meaning of Sections 8.106 and 9.115 of the UCC) by Secured Party, the Security
     Interest will constitute a first-priority Lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

          (c)  Location.  Debtor's place of business and chief executive office
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     is where Debtor is entitled to receive notices hereunder.

          (d)  Securities.  All Collateral that is Pledged Securities is duly
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     authorized, validly issued, fully paid, and non-assessable, and the transfer thereof is not subject to any restrictions, other than restrictions imposed by applicable securities and corporate Laws. The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding common stock or other equity interests of Borrower owned by Debtor. Debtor has good title to the Collateral, free and clear of all Liens and encumbrances thereon (except for the Security Interest created hereby and inchoate tax liens), and has delivered to Secured Party all stock certificates, dividends in the form of promissory notes, bonds, or debentures, or other instruments or documents representing or evidencing the Collateral, together with corresponding assignment or transfer powers duly executed in blank by Debtor, and such powers have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms; and the pledge of the Collateral in accordance with the terms hereof creates a valid and perfected first priority Security Interest in the Collateral securing payment of the Obligations.

          (e)  Governmental Authority.  No authorization, approval, or other
               ----------------------
     action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Debtor of the Pledged Securities pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by Debtor, or (ii) for the exercise by Secured Party of the voting or other Rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (other than compliance with applicable securities law).

          (f)  Liens.  Debtor owns all presently existing Collateral, and will
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     acquire all hereafter-acquired Collateral, free and clear of all Liens, except Permitted Liens.

The foregoing representations and warranties will be true and correct in all material respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

     The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

     6. COVENANTS. So long as Secured Party is committed to extend credit to Borrower under the Credit Agreement and until the Obligations are paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:



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          (a)  Credit Agreement.  (i)  Comply with, perform, and be bound by all
               ----------------
     covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 5.18 OF THE CREDIT AGREEMENT); AND (ii) CONSENT TO
     AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTIONS 8.16 AND 8.17 OF THE CREDIT AGREEMENT.

          (b)  Perform Obligations.  Fully perform all of Debtor's duties under
               -------------------
     and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

          (c)  Notices.  (i) Promptly notify Secured Party of (A) any change in
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     any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Obligations which could reasonably be expected to cause a Material Adverse Effect, and (B) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding; and (ii) give Secured Party thirty (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office or (B) change of its name, identity, or corporate structure. Prior to making any of the changes contemplated in clause (ii) preceding, Secured Party shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

          (d)  Collateral in Trust.  Hold in trust (and not commingle with other
               -------------------
     assets of Debtor) for Secured Party all Collateral that is chattel paper, instruments, Pledged Securities, or documents at any time received by Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any Collateral so retained shall be marked to state that it is assigned to Secured Party.

          (e)  Further Assurances.  At Debtor's expense and Secured Party's
               ------------------
     request, before or after a Default or Event of Default, (i) file or cause to be filed such applications and take such other actions as Secured Party may reasonably request to obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, the Right to sell all the Collateral upon a Default or Event of Default without additional consent or approval from such Governmental Authority (other than approval required under applicable securities law) (and, because Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.

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          (f)  Modifications to Agreements.  Not modify or substitute, or permit
               ---------------------------
     the modification or substitution of, any document evidencing the Collateral or contract to which any of the Collateral is subject.

          (g)  Securities.  Not sell, exchange, or otherwise dispose of, or
               ----------
     grant any option, warrant, or other Right with respect to, any of the Collateral; cause Borrower not to issue any stock, partnership interest, or other securities or equity interests in addition to or in substitution for the Pledged Securities issued by Borrower; notwithstanding the foregoing, pledge hereunder, immediately upon Debtor's acquisition (directly or indirectly) thereof, any and all additional shares of stock, partnership interest, or other securities or equity interests of Borrower issued to Debtor; and take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Collateral, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

     7. DEFAULT; REMEDIES. If an Event of Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a Secured Party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation, (a) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (b) applying to the Obligations any cash held by Secured Party under this Pledge Agreement, if any.

          (a)  Notice.  Reasonable notification of the time and place of any
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     public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided, that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten (10) Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

          (b)  Sales of Pledged Securities.
               ---------------------------

               (i) Debtor agrees that, because of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "Securities Act"), or any other Laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its Rights. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence and during the continuation of a Default or Event of Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other Laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such Pledged Securities were either afforded to a larger number of potential purchasers, registered under the Securities Act, or sold in the open market. Debtor agrees that

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          any such private sale made under this Paragraph 7(b) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities Laws.

               (ii) Secured Party is authorized, in connection with any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable Law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action (other than registration under applicable securities laws) as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable Law. Upon any such sale Secured Party shall have the Right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely, free from any claim or Right of Debtor of whatsoever kind, including any equity or Right of redemption of Debtor. Debtor, to the extent permitted by applicable Law, hereby specifically waives all Rights of redemption, stay, or appraisal which it has or may have under any Law now existing or hereafter enacted.

               (iii) Except where notice is not required pursuant to Paragraph 7(a), Debtor agrees that ten (10) Business Days' written notice from Secured Party to Debtor of Secured Party's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of Section 9.504(c) of the UCC. Such notice shall
          (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

               (iv) In case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged

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          Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

               (v) Without limiting the foregoing, or imposing upon Secured Party any obligations or duties not required by applicable Law, Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other Rights provided Secured Party hereunder or under applicable Law, Secured Party may, but shall not be required to, (A) require the execution and delivery of confidentiality agreements or other documents and agreements as a condition to prospective purchasers' receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process, (B) provide to prospective purchasers business and financial information regarding Debtor or the Companies available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.

          (c)  Application of Proceeds.  Secured Party shall apply the proceeds
               -----------------------
     of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts expended by Secured Party under Paragraph 8; and third, toward payment of the balance of the Obligations in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency.

     8.  OTHER RIGHTS OF SECURED PARTY.

          (a)  Performance.  If Debtor fails to preserve the priority of the
               -----------
     Security Interest in any of the Collateral or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral (not cured within any applicable cure period), then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral, or take all other material action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligations.

          (b)  Collection.  If an Event of Default exists and upon notice from
               ----------
     Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to Pledged Securities) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(e) hereof, until such notice is given, Debtor is authorized to retain and expend all cash payments made on Collateral. If an Event of Default exists, Secured Party shall have the Right in its own name or in the name of Debtor to compromise or extend time of

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

     payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Pledge Agreement. If an Event of Default exists and any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party.

          (c)  Record Ownership of Securities. If an Event of Default exists,
               ------------------------------
     Secured Party at any time may have any Collateral that is Pledged Securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Secured Party; and, as to any Collateral that is Pledged Securities so registered, Secured Party shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting Rights and powers which it is entitled to exercise under this Pledge Agreement or to receive the dividends and other distributions and payments in respect of such Collateral that is Pledged Securities or proceeds thereof which it is authorized to receive and retain under this Pledge Agreement.

          (d)  Voting of Securities.  As long as no Event of Default exists,
               --------------------
     Debtor is entitled to exercise all voting Rights pertaining to any Pledged Securities. If an Event of Default exists and if Secured Party elects to exercise such Right, the Right to vote any Pledged Securities shall be vested exclusively in Secured Party. To this end, Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligations have been paid and performed in full.

          (e)  Certain Proceeds.  Notwithstanding any contrary provision herein,
               ----------------
     any and all stock dividends or other Distributions in property made on or in respect of any Collateral, and any proceeds of any Collateral, whether such dividends, distributions, or proceeds result from a subdivision,

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     combination, or reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, shall, if received by Debtor, be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party on and after the occurrence of an Event of Default (including, without limitation, insurance proceeds with respect to the Collateral) may, at Secured Party's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody's and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph are applicable whether or not a Default or Event of Default exists.

          (f)  Power of Attorney. Debtor hereby irrevocably constitutes and
               -----------------
     appoints Secured Party as Debtor's attorney-in-fact, with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor, Secured Party, or otherwise, from time to time in Secured Party's discretion, for the sole purpose of carrying out the terms of this Pledge Agreement and, to the extent permitted by applicable Law, to take any action and to execute any document and instrument which Secured Party may deem necessary or advisable to accomplish the following (but only after an Event of Default exists with respect to clause (i) below):

               (i) to receive, endorse, and collect any drafts or other instruments or documents in connection with clause (b) above and this clause (f); and

               (ii) to execute on behalf of Debtor, any continuation statement with respect to the Security Interests created hereby, and to do any and all acts and things to protect and preserve the Collateral, including, without limitation, the protection and prosecution of all Rights.

          (g)  Purchase Money Collateral.  To the extent that Secured Party  has
               -------------------------
     advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, Secured Party, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.

          (h)  Subrogation. To the extent permitted by applicable Law, if any of
               -----------
     the Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

          (i)  Indemnification.  Debtor hereby assumes all liability for the
               ---------------
     Collateral, for the Security Interest, and for any use or possession of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party harmless from and against, any and all claims, causes of action, or liability, howsoever arising, from or incident to such use or possession, whether such Persons be agents or employees of Debtor or of third parties. Debtor agrees to indemnify, save, and hold Secured Party harmless from and against, and covenants to defend Secured Party against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "Claims"), including, without limitation, court costs and attorneys' fees, and any of the foregoing arising from the negligence of Secured Party, or any of their respective officers, employees, agents, advisors, employees, or representatives, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use or possession thereof; provided, however, that the indemnity set forth in this Paragraph 8(i) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party. Without prejudice to the survival of any other agreement of the Debtor hereunder, the agreements and obligations of the Debtor contained in this Paragraph 8(i) shall survive the payment in full of the Obligations.

     9.   MISCELLANEOUS.

          (a)  Continuing Security Interest.  This Pledge Agreement creates a
               ----------------------------
     continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of Secured Party to fund Loans under the Loan Documents and the payment in full of the Obligations; (ii) be binding upon Debtor, its successors, and assigns; and
     (iii) inure to the benefit of and be enforceable by Secured Party and its respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party may assign or otherwise transfer any of its respective Rights under this Pledge Agreement to any other Person in accordance with the terms and provisions of Section
     8.2 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the Rights and benefits in respect thereof granted herein or otherwise to the Secured Party. Upon payment in full of the Obligations and the termination of the commitment of Secured Party to extend credit under the Loan Documents, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          (b)  Reference to Miscellaneous Provisions.  This Pledge Agreement is
               -------------------------------------
     one of the "Loan Documents" referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in Section 8 of the Credit Agreement, other than the provisions set forth in Section 8.15, are incorporated herein by reference, the same as if set forth herein verbatim.

          (c)  Term.  Upon full and final payment and performance of the
               ----
     Obligations, this agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Pledge Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligations is received by such Obligor.

          (d)  Actions Not Releases.  The Security Interest and Debtor's
               --------------------
     obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor);
     (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligations, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Borrower or to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vii) any failure of Secured Party to notify Debtor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Secured Party against Debtor or any new agreement between Secured Party and Debtor, it being understood that Secured Party shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations, including, without limitation, notice of acceptance of this Pledge Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

          (e)  Waivers. Except to the extent expressly otherwise provided herein
               -------
     or in other Loan Documents and to the fullest extent permitted by applicable Law, Debtor waives (i) any Right to require Secured Party to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and
     (iii) all Rights of marshaling in respect of any and all of the Collateral.

          (f)  Financing Statement.  Secured Party shall be entitled at any time
               -------------------
     to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Pledge Agreement.

          (g)  Amendments.  This Pledge Agreement may be amended only by an
               ----------
     instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

          (h)  Multiple Counterparts. This Pledge Agreement has been executed in
               ---------------------
a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          (i)  Parties Bound; Assignment. This Pledge Agreement shall be binding
               -------------------------
     on Debtor and Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns. Debtor may not, without the prior written consent of Secured Party, assign any Rights, duties, or obligations hereunder.

     (j)  Governing Law. This Pledge Agreement shall be deemed to be a contract
          -------------
made under and shall be construed in accordance with and governed by the laws of the state of Texas without giving effect to principles thereof relating to conflicts f Law; provided, however, that chapter 345 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) shall not apply.

                    Remainder of Page Intentionally Blank.
                         Signature Page(s) to Follow.

     EXECUTED as of the day and year first herein set forth.


                              PENDARIES PETROLEUM LTD., as Debtor



                              By:   ________________________
                              Name: ______________________
                       Title: _______________________

                              ULTRA RESOURCES, INC., as Secured Party


                              By:   _________________________________
                                    Name:  __________________________
                                    Title: __________________________